Report for the Six Months Ended June 30, 1999


                      REAL SILK INVESTMENTS, INCORPORATED

                         445 North Pennsylvania Street
                                   Suite 500
                         Indianapolis, Indiana  46204
                                (317) 632-7359
                             ____________________

                                   OFFICERS

               D. R. Efroymson . . . . .President and Treasurer
               L. M. Efroymson . . . . . . . . . Vice President
               J. D. Efroymson . . . . . . . . . Vice President
               M. A. Singer. . . . . . Assistant Vice President
               J. D. Hagan . . . . . . Assistant Vice President
               L. A. Cox . . . . . . . . . . . . . . .Secretary
               D. A. Link. . . . . . . . . .Assistant Secretary

                                   DIRECTORS

                Robert L. Beal              Peter Z. Grossman
                Terry W. Bowmaster          Norman C. Kleifgen, Jr.
                William A. Carter           Samuel L. Odle
                Daniel R. Efroymson         Eli J. Segal
                Loralei M. Efroymson        Gideon J. Stein
                Herbert D. Falender         Mary Ann Stein


  TRANSFER AGENT AND REGISTRAR                  CUSTODIAN OF SECURITIES

  Registrar & Transfer Company                   Bank One Trust Company, N.A.
  Cranford, New Jersey                           Indianapolis, Indiana


                             INDEPENDENT AUDITORS

                                   KPMG LLP
                             Indianapolis, Indiana
                     REAL SILK INVESTMENTS, INCORPORATED



Financial Statements


June 30, 1999



Table of Contents



                                                                 Page

Unaudited Financial Statements:

  Statement of Assets and Liabilities                             2

  Statement of Operations                                         3

  Statements of Changes in Net Assets                             4

  Supplementary Information   Financial Highlights                5

  Notes to Unaudited Financial Statements                         6-14

Schedule of Investments in Securities                             15-20
              REAL SILK INVESTMENTS, INCORPORATED

              Statement of Assets and Liabilities

                         June 30, 1999


                             Assets

Investments in securities (unaffiliated issuers), at market value:
  Money market funds (cost:  $2,652,843)                       $    2,652,843
  Common shares (cost:  $12,079,173)                              140,145,035
  U.S. government and agency securities (cost:  $1,193,772)         1,256,346
  Other bonds and notes (cost:  $6,653,196)                         6,616,390
    Total investments in securities (unaffiliated issuers)        150,670,614


Investments in securities (affiliated issuers), at market value:
  Common shares (cost:  $147,786) (note 4)                          9,262,500
      Total investments in securities                             159,933,114


Cash                                                                   18,602
Accrued interest and dividends receivable                             286,465
Other current assets                                                   17,962
Office furniture and equipment, less accumulated
  depreciation of $70,595                                              19,461
     Total assets                                               $ 160,275,604


                          Liabilities

Accounts payable and accrued expenses (note 5)                         46,523
     Total liabilities                                                 46,523


                           Net Assets

Equivalent to $972.95 per share based on 164,683 shares of
  $5.00 par value common stock outstanding (note 2)               160,229,081

     Total liabilities and net assets                           $ 160,275,604







        See accompanying notes to financial statements.
This statement was prepared by the Company and was not audited by the independent auditors.
              REAL SILK INVESTMENTS, INCORPORATED

                    Statement of Operations

                 Six months ended June 30, 1999


Investment income:
  Dividends, including affiliated issuers of $132,000 (note 4)  $   1,193,755
  Interest on securities from unaffiliated issuers                    278,556
       Total income    1,472,311
Expenses:
  Officers' salaries                                                  171,956
  Other salaries and wages                                             65,068
  Taxes other than federal income tax                                  37,884
  Legal, auditing and other professional services (note 9)            163,144
  Custodian fees                                                        4,130
  Directors' fees                                                      18,200
  Office expense and supplies                                           4,681
  Insurance                                                            37,497
  Rent (note 8)                                                        31,826
  Pension (note 6)                                                     11,211
  Depreciation                                                          4,180
  Dues and subscriptions                                                6,676
  Computer expense                                                      5,817
  Equipment lease                                                      14,033
  Sundry                                                               21,572
       Total expenses (note 5)                                        597,875
       Net investment income                                          874,436

Net realized gain (loss) on investments (unaffiliated issuers):
  Proceeds from sales                                               2,093,308
  Cost of securities sold                                           2,068,628

       Net realized gain (loss) on investments (note 3)                24,680

Unrealized appreciation in value of investments:
  Beginning of period (January 1, 1999)                           126,758,280
  End of period (June 30, 1999)                                   137,206,345

       Net increase in unrealized appreciation, including an
           affiliated issuer's decrease of $412,500 (note 4)       10,448,065
Net realized and unrealized gain (loss) on investments             10,472,745
Net increase (decrease) in net assets resulting from operations $  11,347,181




        See accompanying notes to financial statements.
This statement was prepared by the Company and was not audited by the independent auditors.
              REAL SILK INVESTMENTS, INCORPORATED

              Statements of Changes in Net Assets

            Six months ended June 30, 1999 and 1998


                                                          1999          1998

Net investment income                                $    874,436     1,187,608

Net realized gain (loss) on investments                    24,680        24,557

Net increase (decrease) in unrealized appreciation     10,448,065     9,853,848

Net increase (decrease) in net assets resulting
  from operations                                      11,347,181    11,066,013

Federal income tax paid on realized gain on behalf of stockholders, charged to operations (note 1)

Cash distributions to stockholders from net investment
  income ($5.00 per share) (note 1)                     (823,415)      (823,415)

Deemed distributions to stockholders from net realized gain on investments (note 1)

Additional paid-in capital (note 1)

Increase (decrease) in net assets                      10,523,766    10,242,598

Net assets at beginning of period                     149,705,315   122,682,914

Net assets at end of period (including undistributed net
  investment income of $54,091 and $1,187,566,
  respectively, and undistributed net realized
  capital gain (loss) of $(4,458) and
  $(85,858), respectively)                          $ 160,229,081   132,925,512












        See accompanying notes to financial statements.
This statement was prepared by the Company and was not audited by the independent auditors.
                        REAL SILK INVESTMENTS, INCORPORATED

Supplementary Information
Financial Highlights

                             Six months
                                ended
                              June 30,        Year Ended December 31,
                               1999        1998   1997    1996    1995    1994
Per share data                Unaudited

Investment income              $ 8.94     17.65  17.67   17.85    17.52  16.23
Less:  expenses                  3.63      4.93   2.45    2.29     2.17   1.92
  Net investment income          5.31     12.72  15.22   15.56    15.35  14.31
Net realized gain (loss)
  on investments                  .15       .69  (.67)    2.95   (1.27)  (.12)
Net increase (decrease) in unrealized
  appreciation                  63.44    163.63 130.00   37.10    71.10 (26.29)

Net increase (decrease) in net assets
  resulting from operations     68.90    177.04 144.55   55.61    85.18 (12.10)

Federal income tax paid on realized gain
  on behalf of stockholders, charged to
  operations (note 1)                                      .87
Cash distributions to stockholders from net
  investment income (note 1)   (5.00)  (12.95)  (15.00) (15.23) (15.28) (13.92)
Deemed distributions to stockholders from
  net realized gains on investments (note 1)             (2.49)
Additional paid-in capital (note 1)                       1.62

Increase (decrease) in
   net assets                   63.90   164.09 129.55    40.38    69.90 (26.02)

Net asset value per share:
  Beginning of period          909.05   744.96 615.41   575.03   505.13 531.15

  End of period              $ 972.95   909.05 744.96   615.41   575.03 505.13

Quoted market value per share, end
  of period                  $ 655.00   570.00 520.00   450.00   420.00 375.00

Ratios/Supplemental Data:  (for the six
  months ended June 30, 1999, the
  ratios are annualized to provide
  comparisons)
     Expenses to average
       net assets              .78%      .63%    .35%    .39%    .41%    .36%
     Net investment income to average
       net assets              1.15%    1.62%   2.19%   2.67%   2.88%    2.71%
     Portfolio turnover rate   0.00%    2.72%   3.68%   3.35%   2.04%    1.07%
     Total return             31.70%   12.22%  19.13%  10.89%  16.31%   16.33%
     Net assets, end of period
     $160,229,081  149,705,315  122,682,914  101,347,344  94,697,920  83,186,717

See accompanying notes to financial statements. This statement was prepared by the Company and was not audited by the independent auditors.
Note 1 - Summary of Significant Accounting Policies

Real Silk Investments, Incorporated (the Company) is registered under the Investment Company Act of 1940 (as amended) as a closed-end diversified management investment company. The Company, which primarily invests in common stock, has no external managers and pays no management fees. The significant accounting policies of the Company, which are in conformity with generally accepted accounting principles for closed-end management investment companies, are described below.

Investments

Investments in securities traded on national securities exchanges or the NASDAQ National Market are valued at the last reported sales price. Other securities traded on the over-the-counter market are valued at the closing bid prices. Bonds and notes are valued on the basis of quotations furnished by recognized trade sources. Purchases and sales of securities are recorded as of the trade dates. Costs of securities sold are determined by specific shares or average shares if specific shares are not available. Net unrealized gains or losses are determined based on the net change between the market value and cost of investments held as of the beginning and end of the period. The cost bases of investments for federal income tax purposes are the same as the book values.

Investment Income

Dividends and interest income are recorded on the accrual basis of accounting. Cash dividends from securities are recorded as income on the ex-dividend dates.
 Dividends for which the recipient has the choice to receive cash or stock are recognized as investment income in the amount payable in cash. Other noncash dividends are recognized as investment income at the fair market value of the property received.

Use of Estimates and Assumptions

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Federal Income Tax

Prior to January 1, 1989, the Company was subject to federal income tax as a regular ("C") corporation. Beginning January 1, 1989, the Company qualified and elected to be taxed as a regulated investment company within the meaning of Section 851 of the Internal Revenue Code and is currently reporting its income on such basis. As a regulated investment company, the Company generally does not pay federal income tax at the corporate level on current earnings which are passed through to its stockholders.

The Tax Reform Act of 1986 gives the United States Treasury Department the authority, under Section 337(d)(1), to promulgate regulations to assure that the purposes of certain provisions of that Act (those taxing appreciated property on the sale or liquidation of a corporation) are not circumvented by the use of various entities, including regulated investment companies. In Notice 88-19, Treasury stated its intention to issue regulations generally making a C corporation taxable on built-in gains at the time it converts to a regulated investment company, but permitting it to elect to be subject to rules similar to those applicable to a corporation which elects to be taxed as an S corporation. Those rules impose an income tax on the built-in gains of a C corporation which are recognized during the first ten years following its election to be taxed as an S corporation. If the intended regulations were adopted as described in Notice 88-19, the appreciation of the assets of the Company as of January 1, 1989 (the "built-in gains") would have been taxed to the extent these gains were realized prior to January 1, 1999. To date, no such regulations have been issued.

Because the authority to promulgate such regulations exists and because the Treasury Department issued Notice 88-19, the Company recorded a deferred tax liability in its financial statements for the potential tax, until December 31, 1998. Due to the expiration on December 31, 1998, of the ten-year period subject to the built-in gains tax, the Company reversed its built-in gains deferred tax liability, resulting in a decrease in the deferred federal income tax payable and an increase in unrealized appreciation and net assets of approximately $13.0 million (approximately $79 per share).

When built-in gains were realized, the Company deposited with the Internal Revenue Service (IRS) amounts representing the potential tax on the realized built-in gains. The Company requested refunds of the amounts deposited to protect the Company's right to those deposits. The Company has received refunds from the IRS for the amounts deposited representing the potential tax on realized built-in gains for the tax years ended December 31, 1992, 1993, 1995, 1996 and 1997.

Also, the Company is a personal holding company as defined in Section 542 of the Internal Revenue Code. As a personal holding company, the Company is subject to a special surtax on any undistributed personal holding company income. However, the Company intends to continue to distribute all of its personal holding company income.

Net investment income and net realized gains (losses) may differ for financial statement and income tax purposes. The character of distributions made during the year from net investment income or net realized gains, if any, may differ from the ultimate characterization for federal income tax purposes.

Distributions to Stockholders

The policy of the Company is to distribute all investment company taxable income without incurring tax at the corporate level and without jeopardizing the Company's regulated investment company status. All or most of its net realized long-term capital gains are retained and, as such, are treated as deemed distributions to the shareholders.

As a regulated investment company, the Company may annually elect to treat retained long-term capital gains as distributed to its stockholders on the last day of the year. The Company must pay a tax at the highest corporate rate on the retained gains deemed distributed. The stockholders include these capital gains in their individual income tax returns and receive a credit equal to their share of the tax paid by the Company. The difference between the gains retained by the Company and the tax paid by the Company on behalf of the stockholders is added by the stockholders to the basis of their stock.

For the six-month period ended June 30, 1999, the Company realized long-term capital gains of$24,680. For the six-month period ended June 30, 1998, the Company realized long-term capital gains of $27 and received refunds of the 1995 built-in gains tax deposit of $3,600 and the 1997 built-in gains tax deposit of $20,930, resulting in a net realized gain of $24,557.

Note 2 - Net Assets

The Company's net assets at June 30, 1999, were comprised of the following elements:

      Common stock ($5.00 par value) and additional paid-in
       capital; 300,000 shares authorized, 164,683 shares
       issued and outstanding                                   $   22,973,103

      Accumulated undistributed income:
       Undistributed net investment income                              54,091
       Undistributed net realized capital gains (losses) (note 1)       (4,458)
       Unrealized gains of $138,162,611 and unrealized losses of
           $956,266                                                137,206,345

      Net assets                                                 $ 160,229,081

Under generally accepted accounting principles, permanent differences between financial reporting and reporting for federal income tax purposes are to be identified and appropriately reclassified between the components of net assets. As a result of such permanent book-to-tax differences, reclassification of $781,819 of accumulated undistributed net investment income and $32,729 of accumulated net realized gain resulted in a net increase to additional paid-in capital of $814,548 as of December 31, 1998. These permanent differences relate to retained tax-exempt net investment income, built-in gain refund adjustments, expenses which are not deductible for federal income tax purposes, and other permanent book-to-tax differences.

Note 3 - Investments

Following is a summary of securities sold during the six months ended June 30, 1999:

                                       Proceeds from
                                         Sales and                     Net Gain
                                        Maturities          Cost        (Loss)

      Money market funds               $ 1,371,564       1,371,564         -
      Common shares                              5               1           4
      U.S. government securities           721,739         697,063      24,676
      Other bonds and notes                   -               -            -

       Totals                          $ 2,093,308       2,068,628
      Net realized gain (loss) on investments                         $ 24,680

The aggregate cost of securities acquired during the six months ended June 30, 1999, was as follows:

          Money market funds                                       $ 2,702,385
          Common shares                                                  -
          U.S. government securities                                     -
          Other bonds and notes                                          -

                  Total purchases of securities                    $ 2,702,385

Note 4 - Investment in Affiliated Issuer

The Company is an affiliated company, as defined in Section 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, with respect to its investment in Arnold Industries, Inc., a publicly traded company. The Company and affiliated persons owned more than five percent of the voting common stock of Arnold Industries, Inc. at June 30, 1999. There were no purchases or sales of affiliated securities during the six months ended June 30, 1999.

Note 5 - Expenses

Prior to July 31, 1998, the Company shared personnel with two entities, and office facilities with one of those entities, both considered to be related parties as defined by Statement of Financial Accounting Standards No. 57, "Related Party Disclosures." One of the related parties is a private partnership of which certain officers and directors of the Company are partners. The other related party, with which there were no direct transactions, is a not-for-profit charitable foundation of which certain officers and directors are also directors of the Company. The sharing of personnel and facilities with the not-for-profit charitable foundation ceased as of July 31, 1998.

Certain office equipment, primarily computer and telecommunications equipment, used by the Company is owned by the related private partnership. The Company annually enters into a one-year operating lease with the related party. On July 1, 1998, the Company entered into a one-year operating lease with a thirty-day cancellation clause with the related party. Payments to the related party under the lease totaled $14,033 for the six months ended June 30, 1999. At July 1, 1999, the monthly lease payment required by the lease is $2,129. A portion of the lease amount is attributable to certain equipment purchased by the private partnership related party from a vendor that may be considered a related party.

The related private partnership purchases office supplies and similar items used by the Company. On a monthly basis, the Company reimburses the related party for its allocated share of the office supplies. For the six-month period ended June 30, 1999, expenses reimbursed to the related party totaled $43,989.

Note 6 - Retirement Plan

The Company sponsors a money purchase pension plan which covers all employees of the Company who have met certain service requirements. Annually, the Company must contribute to the Plan an amount equal to five percent of each participant's compensation. Pension expense for the six months ended
June 30, 1999 was $11,211.

Note 7 - Line of Credit

The Company has an unsecured line of credit for short-term bank borrowings of up to $5 million, with interest computed at the bank's prime rate. The line of credit expires on July 1, 2000. At June 30, 1999, the entire line of credit was unused.

Note 8 - Rent Commitment

In March 1998, the Company entered into a one-year extension on the operating lease dated March 1993 for office space. The extended lease is on a month-to-month basis. At June 30, 1999, the monthly lease payment required by the lease is $5,304.

Note 9   Recent Developments

On July 8, 1999, the Company executed a definitive agreement regarding the previously announced merger with and into Lord Abbett Affiliated Fund, Inc. ("Affiliated Fund"), an open-end mutual fund with approximately $10 billion in assets. The merger is subject to shareholder approval and certain regulatory requirements and will result in an investment banker fee of $1 million.

The most significant terms of the agreement are:

    The Agreement is subject to Real Silk shareholder approval, which will require the approval of a majority of the Real Silk shares entitled to vote on the merger.

    Before the merger, Real Silk will sell a sufficient amount of portfolio securities to realize approximately $20 million in long-term capital gains. Real Silk will retain the proceeds (which are deemed distributed to shareholders) and will pay a tax at the highest corporate rate on these retained gains. The shareholders will include these gains, as long term capital gains, in their individual income tax returns and receive a credit against their individual tax liability (including any liability attributable to Real Silk's capital gains) equal to their share of the taxes paid by Real Silk. The difference between the gains realized by Real Silk and the taxes paid by Real Silk on behalf of the shareholders will be added by the shareholders to their tax basis in their stock.

    Immediately before the effective date of the merger, Real Silk will declare and pay a taxable dividend to its shareholders by which it will distribute all of its interest and dividend income for its tax year ending on the closing date of the merger.

    Real Silk and Affiliated Fund will determine their respective net asset values per share and Real Silk shareholders will receive Affiliated Fund shares with a value equal to the net asset value of their Real Silk shares.

    The merger of Real Silk into Affiliated Fund is structured to qualify as a "reorganization" under the Internal Revenue Code of 1986, as amended (the "Code"). In order to assure that the merger will qualify as a reorganization, it is necessary for shareholders of Real Silk to have a "continuity of interest" in Affiliated Fund following the merger. In connection with this requirement, certain Real Silk shareholders will be asked to sign representation letters indicating that they have no "plan or intention" to redeem Affiliated Fund shares they receive in the merger. In addition, 65% of the Affiliated Fund shares received by each Real Silk shareholder will be placed in an escrow account for a period of one year. Following that one-year holding period, the escrow agent will forward the Affiliated Fund shares to the owner. Any dividends or capital gains distributions paid on the Affiliated Fund shares subject to the escrow will be paid directly to the shareholder, and will not be placed in the escrow.

    Assuming that the merger does qualify as a reorganization under the Code, Real Silk shareholders will not recognize income, gain or loss for tax purposes as a result of their exchange of Real Silk shares for Affiliated Fund shares under the Agreement. In that event, each Real Silk shareholder will have a "carryover" tax basis in the Affiliated Fund shares received in the merger, equal to their basis in the Real Silk shares immediately prior to the merger. It is a condition to closing that Real Silk and Affiliated Fund receive legal opinions from their special tax counsel, based on the representation letters received from certain shareholders and other representations that will be made by Real Silk and Affiliated Fund, that the merger will qualify as a reorganization under the Code.

    The Affiliated Fund shares not subject to the escrow (35% of the total shares) will be forwarded to the Real Silk shareholder upon surrender of the shareholders' Real Silk shares. These shares may be sold at any time. The redemption of those shares will result in tax liability to the holder.

    Real Silk shareholders will be able to purchase additional shares of Affiliated Fund through reinvestment of dividends or capital gains distributions without paying a sales charge of any kind.

    Real Silk shareholders will also be able to purchase additional shares of Affiliated Fund with personal funds and will have the sales charge for those shares determined in accordance with the Affiliated Fund prospectus. The sales charge calculation will aggregate the Affiliated Fund shares received by the shareholder in connection with the merger with the new shares being purchased to determine the level of sales charge imposed on the purchases.

    Real Silk shareholders will also have the right to dissent from the merger as provided by Indiana law and receive the "fair value" of their Real
    Silk shares. Dissenting is a rather technical process and must be done exactly as specified in the Indiana law.

    As a result of the exploration of options for the future and the discontinuation of shared personnel with the related party not-for-profit charitable foundation (note 5), the Company anticipates an increase in expenses during the remainder of 1999.

Note 10   Commitments

In November 1998, the Board of Directors approved a Welfare Benefit Severance Pay Plan for certain full-time employees of the Company. Potential benefits under the Plan are contingent upon the occurrence of certain change in control provisions, as defined. If the Plan had been triggered as of June 30, 1999, estimated benefits payable under the Plan would have been $296,568.

Note 11   Year 2000 Disclosure

The Company has taken steps to address the ability of the computer systems on which the Company relies to correctly process date-related information on and after January 1, 2000 (Year 2000 readiness). Difficulties with Year 2000 issues could potentially have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Company, the Company has taken steps reasonably designed to address the Year 2000 issue.

                REAL SILK INVESTMENTS, INCORPORATED

               Schedule of Investments in Securities

                           June 30, 1999

                                   Principal                              % of
                                     Amount                               Total
                                   or Number               Industry  Investment
Description                        of Shares     Value      Totals    Portfolio

MONEY MARKET FUNDS (unaffiliated
 issuers):

  Money Market Funds
   Fidelity Cash Reserves Fund       237,875  $  237,875
   One Group Prime Money Market Fund
     (formerly Pegasus Money Market
     Fund)                         2,414,968   2,414,968

     Total Money Market Funds                $ 2,652,843  $ 2,652,843    1.66%

COMMON SHARES (unaffiliated issuers):

Sector:  Business Services                                  4,006,070    2.50%

 Industry:  Information Services
   Dun & Bradstreet Corporation       8,800     311,850
   IMS Health, Inc.                  17,600     550,000
   *Nielsen Media Research, Inc.      2,933      85,790
   *R.H. Donnelly Corporation         1,760      34,430

 Industry:  Office Furniture
   Miller (Herman), Inc.            144,000   3,024,000

Sector:  Consumer Goods                                    17,341,020   10.84%

 Industry:  Apparel/Textiles
   Guilford Mills, Inc.              19,687     204,252
   Russell Corporation              179,200   3,494,400

 Industry:  Food/Restaurants
   ConAgra, Inc.                     20,000     532,500
   *Consolidated Products, Inc.      57,826   1,040,868
   *Kroger Company, Inc.            432,000  12,069,000
                REAL SILK INVESTMENTS, INCORPORATED

               Schedule of Investments in Securities

                           June 30, 1999

                                   Principal                              % of
                                     Amount                               Total
                                   or Number                Industry  Investment
Description                        of Shares       Value      Totals   Portfolio

Sector:  Diversified                                        2,159,301    1.35%

 Industry:  Conglomerate
   *Cendant Corporation              10,000       205,000
   Hanson, PLC (ADS)                  3,634       161,258
   TRW, Inc.                         32,000     1,756,000
   U.S. Industries, Inc.              2,179        37,043

Sector:  Energy/Natural Resources                          11,227,429    7.02%

 Industry:  Electric Utility
   TXU (formerly Texas
     Utilities Company)               5,160       213,818

 Industry:  Metals/Mining
   Newmont Mining Corporation        54,916     1,091,456
   Penn Virginia Corporation         80,000     1,580,000
   Reynolds Metals Co., Inc.          8,344       492,296

 Industry:  Oil & Gas
   Atlantic Richfield Co., Inc.      32,000     2,674,000
   Kerr-McGee Corporation            18,000       903,375
   Northwest Natural Gas, Inc.       23,400       564,525
   Occidental Petroleum Corporation   9,570       202,166
   Union Pacific Resources
      Group, Inc.                    29,118       474,988

 Industry:  Paper
   Boise Cascade Corporation          6,666       285,805
   Temple-Inland, Inc.               40,000     2,745,000

Sector:  Financial                                         28,849,391   18.04%

 Industry:  Bank/Thrift
   Bank One Corporation             150,543     8,966,717
   *Ocwen Financial Corporation      27,000       239,625
                REAL SILK INVESTMENTS, INCORPORATED

               Schedule of Investments in Securities

                           June 30, 1999

                                   Principal                              % of
                                     Amount                               Total
                                   or Number               Industry   Investment
Description                        of Shares      Value     Totals     Portfolio

 Industry:  Insurance
   American Financial Group, Inc.    33,902     1,154,787
   Chubb Corporation                 54,000     3,753,000
   HSB Group, Inc.                  279,000    11,491,313
   Ohio Casualty Corporation         16,000       578,000
   Radian Group (formerly CMAC
     Investment Corporation)          8,000       390,500
   ReliaStar Financial Corporation   42,078     1,840,912

 Industry:  Mortgage
   *First Alliance Corporation       17,250        59,297

 Industry:  Mutual Funds
   Scudder Large Company Value Fund  12,000       375,240

Sector:  Industrial                                        23,276,416   14.55%

 Industry:  Capital Goods
   Manitowoc Co., Inc.              189,000     7,867,125
   Milacron, Inc.                    36,000       666,000

 Industry:  Chemicals
   Millennium Chemicals Inc.          2,076        48,916
   Sigma-Aldrich Corporation         10,000       344,375

 Industry:  Environmental Services
   Browning-Ferris Industries, Inc.  16,000       688,000

 Industry:  Steel
   Nucor Corporation                288,000    13,662,000

Sector:  Medical                                           13,642,250    8.53%

 Industry:  Pharmaceutical
   Bristol-Myers Squibb Co., Inc.    16,000     1,127,000
   Johnson & Johnson, Inc.           96,000     9,408,000
   Lilly (Eli) & Co., Inc.           16,000     1,146,000
   Merck & Co., Inc.                 18,000     1,325,250
   Mylan Laboratories, Inc.          24,000       636,000
                REAL SILK INVESTMENTS, INCORPORATED

               Schedule of Investments in Securities

                           June 30, 1999

                                   Principal                              % of
                                     Amount                              Total
                                   or Number               Industry   Investment
Description                        of Shares      Value     Totals     Portfolio

Sector:  Technology                                         8,289,100    5.18%

 Industry:  Computer Hardware/Software
   *Adaptec, Inc.                    20,000       706,250
   Hewlett-Packard Corporation       16,000     1,608,000
   *Microsoft Corporation            24,000     2,164,500
   *Network Associates, Inc.         10,000       146,875

 Industry:  Electronics
   *DII Group, Inc.                  20,000       746,250
   *Marshall Industries Corporation  36,000     1,293,750
   Motorola Inc.                      7,000       663,250
   *Vishay Intertechnology, Inc.     45,725       960,225

Sector:  Communications                                    25,902,774   16.20%

 Industry:  Entertainment
   Time Warner, Inc.                288,000    20,916,000

 Industry:  Telecommunication
   Ameritech Corporation             16,000     1,176,000
   Bell Atlantic Corporation          8,000       523,000
   Bell South Corporation            24,000     1,107,000
   GTE Corporation                    7,900       596,450
   *MCI Worldcom, Inc.               18,409     1,584,324

Sector:  Transportation (see also
   affiliated issuers)                                        5,451,284  3.41%

 Industry:  Automotive
   MascoTech, Inc.                   96,000     1,626,000

 Industry:  Railroads
   Norfolk Southern Corporation      54,000     1,626,750
   Union Pacific Corporation         34,380     2,004,784

 Industry:  Trucking
   Wabash National Corporation       10,000       193,750

     Total Common Shares
           (unaffiliated issuers)           $ 140,145,035  $140,145,035 87.62%
                REAL SILK INVESTMENTS, INCORPORATED

               Schedule of Investments in Securities

                           June 30, 1999

                                   Principal                              % of
                                     Amount                              Total
                                   or Number               Industry   Investment
Description                        of Shares      Value     Totals     Portfolio

U.S. GOVERNMENT AND AGENCY
   SECURITIES (unaffiliated issuers):

 Federal Home Loan Mtg. Corp. REMIC,
   5.75%, 2006                      834,014      833,489
 Federal National Mtg. Assn. REMIC,
   6.00%, 2015                      424,054      422,857

     Total U.S. Government and Agency
         Securities (unaffiliated issuers)   $ 1,256,346   $1,256,346     .79%

OTHER BONDS AND NOTES (unaffiliated
   issuers):

 BankAmerica Corp., sub. debt.,
   7.875%, 2002                  1,000,000      1,041,410
 Bear Stearns Co., Inc.,
   6.50%, 2002                     500,000        497,950
 Commercial Credit Co.,
   6.875%, 2002                    500,000        506,450
 General Motors Acceptance Corp. Note,
   7.125%, 2003                    500,000        509,440
 Household Finance Corp. Note, 7.25%,
   2003                          1,000,000      1,015,330
 J. P. Morgan Company, 7.625%,
   2004                          1,000,000      1,038,510
 Lincoln National Corp. Note,
   7.25%, 2005                   1,500,000      1,511,685
 Pacific Gas and Electric Co., 6.25%,
   2004                            500,000        495,615

     Total Other Bonds and Notes
        (unaffiliated issuers)                 $6,616,390    $6,616,390  4.14%

     Total investments in securities
        (unaffiliated issuers)              $ 150,670,614 $ 150,670,614  94.21%




                REAL SILK INVESTMENTS, INCORPORATED

               Schedule of Investments in Securities

                           June 30, 1999

                                  Principal                             % of
                                    Amount                              Total
                                  or Number                 Industry  Investment
Description                       of Shares      Value        Totals   Portfolio

COMMON SHARES (affiliated issuers):

Sector:  Transportation (see also
 unaffiliated issuers)

 Industry:  Trucking
   Arnold Industries, Inc.         600,000    9,262,500     9,262,500    5.79%

     Total investments in securities
        (affiliated issuers)                $ 9,262,500   $ 9,262,500    5.79%

     Total investments in securities       $159,933,114  $159,933,114  100.00%














          See accompanying notes to financial statements.
This statement was prepared by the Company and was not examined by the independent auditors.